UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006— August 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Capital Opportunities Fund

8|31|07

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
International
Capital
Opportunities Fund

8| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	20
Financial statements	21
Federal tax information	43
Brokerage commissions	43
Shareholder meeting results	44
About the Trustees	45
Officers	49

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in the funds’ fees or in the services the funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended August 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Capital Opportunities Fund: targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Such companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground because, compared to the United States, relatively fewer research analysts cover smaller companies overseas.

Putnam International Capital Opportunities Fund has invested in stocks of small and midsize international companies since late 1995. Though such stocks carry the risk of greater price fluctuations, they may also offer potentially strong gains.

While investing in companies located in different economic and political systems involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the management team relies on the proprietary research of Putnam analysts to select fund holdings. For access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style, which may help keep the fund diversified given the risks of changing market conditions. In addition to developed markets such as Europe, Japan, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of both volatility and illiquid securities. In all its decisions, the management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

For more than 11 years, the fund has helped investors benefit from investing in small and midsize international companies.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are believed to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality They look for high-quality companies, seeking characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund’s holdings have spanned many sectors and international markets.

Performance and portfolio snapshots

Putnam International Capital
Opportunities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“The tendency of financial markets to misprice
stocks gives us opportunities to build a
portfolio of small and midsize international
companies priced below their worth, and to
benefit from the positive fundamental
conditions in many regions of the world.”

Joseph Joseph, Portfolio Leader, Putnam International Capital
Opportunities Fund

Report from the fund managers

The year in review

Putnam International Capital Opportunities Fund continued to deliver solid returns while outperforming both its benchmark index and the average of its Lipper peer group, International Small/Mid-Cap Core Funds, during the fiscal year that ended August 31, 2007. We attribute your fund’s outperformance to our stock selections across numerous sectors and markets, with the best results coming from holdings in the basic materials, transportation, industrials, and technology sectors. The global economic expansion stimulated strong demand for both materials and industrial output, and the performance of technology companies improved during the year as business capital spending increased. These advantages offset relative weaknesses caused by our stock selection among consumer cyclicals stocks, and a large position in Japan, one of the world’s weaker markets. Foreign currencies provided a bit of a tailwind to results, as the euro and the British pound generally strengthened during the period, while the fund’s currency hedges were able to neutralize most of the negative impact from weaker currencies, such as the Japanese yen.

Market overview

As we described six months ago in the fund’s semiannual update, the world is still experiencing an impressive rate of economic growth, which the International Monetary Fund currently estimates to be approximately 4.9% . All international regions are participating in this expansion, with the developing markets of Asia, Latin America, and Eastern Europe growing fastest.

International small- and mid-cap stocks were again among the leading asset classes during the past year. The expansion has been contributing to corporate profits and lifting stock prices across many industries, including airlines, steel, commodities, capital goods, oil refining, and shipping. The technology sector has performed better in recent months, as business demand has improved. The financial sector lagged most others as international banks struggled with mounting losses on U.S.-mortgage-backed bonds.

The weak U.S. housing market and its impact on the financial sector contributed to international market volatility in the fund’s fiscal period. After an initial drop in February, international markets quickly rebounded, though turbulence returned in July and August as losses on U.S. subprime mortgages hurt many international banks.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 8/31/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

Strategy overview

Our strategy is designed to identify mid- and small-capitalization stocks of international companies that we judge are worth more than their current prices indicate. It is founded on the philosophy that although stock prices can fluctuate over time, each company has an inherent business value that remains fairly constant. Our goal is to own stocks when we believe they are priced below this inherent worth and poised to appreciate.

We determine a stock’s value by discounting its future cash flows. We compare, rank, and select stocks for the portfolio with analysis that integrates fundamental and quantitative methods, which allows us to select the stocks with the characteristics we desire. This process determines both our stock selections and the portfolio’s country and sector weightings. Because we are careful in trading stocks, we generally consider our decisions over many days before actually making trades.

During the fiscal period, our stock selections led to our considerably greater emphasis on stocks in Japan, relative to the benchmark, and a considerable de-emphasis on stocks in the United Kingdom. With regard to sectors, our decisions led to an emphasis on the basic materials and technology sectors, and a position in consumer cyclical stocks that was smaller than that of the benchmark.

Your fund’s holdings

Your fund outperformed its benchmark by a significant margin, and the stocks that contributed to this outperformance were spread across many sectors, indicating the breadth of our research skill. Chief among the positive contributors was U-Ming Marine Transport, a Taiwanese shipping company. This company specializes in the global transport of cement, iron ore, coal, and grains, and has benefited from the tight supply of shipping, which has resulted in higher freight rates.

Another shipping company, Orient Overseas, also contributed strongly to the fund’s results. In addition to owning and leasing ships, this Hong Kong company provides freight-forwarding and container transportation services and operates port facilities in several countries. The company has benefited from rising global trade and higher freight rates, and by increasing its capacity on trade routes between Asia and Europe.

AUR Resources, a Canadian mining company, also posted strong results. The fund held an overweight position in this stock relative to the benchmark. The company explores for and mines copper, primarily from sources in Canada and Chile. Copper prices were very strong during the period because of the metal’s industrial uses. Late in the fiscal year, an industry competitor, Teck Cominco, which the fund also owns, acquired 93% of the shares of AUR

Resources, which drove the stock price even higher. The portfolio’s shares in AUR Resources were acquired as part of the transaction, and are no longer held in the portfolio.

Some of the fund’s holdings had disappointing results during the period. Among the major detractors was Northern Rock, one of the United Kingdom’s largest mortgage companies and a large portfolio holding. This stock lagged for much of the year as the U.K. housing market weakened. It then fell further during the summer months as developments in the credit market squeezed its profits. Northern Rock obtains approximately 75% of its funds for lending by securitizing and selling mortgages in the wholesale market. Due to the international credit crisis precipitated by losses on U.S. subprime mortgages, the cost of securitizing mortgages rose substantially during the summer, putting Northern Rock at a disadvantage to competitors who depend more heavily on bank deposits, rather than the wholesale market, to fund mortgages. At the end of the period, we continued to hold Northern Rock because we believe there is value in its underwriting, distribution, and deposit franchise, and we believe its funding costs should decline over time.

Sankyo, which we also described in the last report, continued to underperform during the second half of the fiscal period. This company makes Pachinko and Pachislo game machines that are very popular in Japanese arcades. We believe the company has a competitive advantage in the industry and a strong balance sheet, and it is now shipping new game models. We believe that, with these new games, Sankyo will reassert its industry leadership, improve earnings, and help the stock price recover.

Canon Sales, also in Japan, hurt results. This company distributes Canon products, such as photocopy machines, printers, and photographic devices. The stock was hurt by disappointing sales and falling prices for some of its low-end photocopiers. Price competition in this industry is quite fierce. We continue to hold the stock because we consider it undervalued, and the company has strong products in other businesses, particularly inkjet printers and digital cameras.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 8/31/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry

U-Ming Marine Transport Corp. (2.0%)	Taiwan	Shipping

Yamato Kogyo Co., Ltd. (1.3%)	Japan	Metals

Inmet Mining Corp. (1.2%)	Canada	Metals

Antofagasta PLC (1.1%)	United Kingdom	Basic materials

Shire PLC (1.1%)	United Kingdom	Pharmaceuticals

Hyundai Heavy Industries Co., Ltd. (1.0%)	South Korea	Machinery

Berkeley Group Holdings PLC (1.0%)	United Kingdom	Homebuilding

Vallourec SA (1.0%)	France	Metals

Tullow Oil PLC (0.9%)	United Kingdom	Oil and gas

Hyundai Steel Co. (0.9%)	South Korea	Metals

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While we do not make market forecasts, we consider it a favorable time to invest in international small- and mid-cap stocks. The world economy currently is more robust than the U.S. economy and is creating many investment opportunities. In our view, international small- and mid-cap stocks still offer attractive valuations when compared with other types of equities, such as the stocks of larger companies around the world. International small- and mid-cap stocks, we believe, have not become generally overpriced in spite of strong results in recent years.

Heightened market volatility in recent months serves as a reminder of the risks of equity investing. Amid the market’s gyrations we have remained disciplined and have found stocks whose prices fell to more attractive levels, while their growth outlook remained compelling. In terms of positioning, the fund has an emphasis on Japan and a smaller-than-benchmark focus on the United Kingdom, Germany, and France. In terms of sectors, we continue to find that many stocks in the basic materials and industrial sectors remain attractively priced, given their potential to achieve earnings growth during the global economic expansion. We will maintain our focus on researching stocks of small and midsize international companies to find those with potential for capital appreciation.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	16.58%	16.05%	15.71%	15.71%	15.72%	15.72%	16.00%	15.67%	16.32%	16.77%

10 years	332.61	309.76	300.74	300.74	301.45	301.45	311.31	297.97	322.79	340.84
Annual average	15.77	15.15	14.89	14.89	14.91	14.91	15.19	14.81	15.51	15.99

5 years	197.85	182.24	186.71	184.71	186.93	186.93	190.47	180.96	194.89	201.59
Annual average	24.39	23.06	23.45	23.28	23.47	23.47	23.77	22.95	24.15	24.70

3 years	113.03	101.88	108.28	105.28	108.25	108.25	109.75	102.93	111.55	114.59
Annual average	28.67	26.39	27.71	27.09	27.70	27.70	28.01	26.60	28.37	28.98

1 year	28.43	21.68	27.45	22.45	27.48	26.48	27.77	23.64	28.10	28.76

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 8/31/97 to 8/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $40,074 and $40,145, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $39,797 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $42,279 and $44,084, respectively.

Comparative index returns For periods ended 8/31/07

	S&P/Citigroup World	Lipper International
	Ex-U.S. Extended	Small/Mid-Cap Core Funds
	Market Index (EMI)	category average*

Annual average
(life of fund)	10.49%	13.39%

10 years	201.41	252.26
Annual average	11.66	13.16

5 years	221.63	190.10
Annual average	26.32	23.61

3 years	107.03	93.88
Annual average	27.45	24.58

1 year	23.51	24.51

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/07, there were 55, 47, 33, 17, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1		1	1	1

Income	$0.744		$0.466	$0.498	$0.574		$0.728	$0.823

Capital gains	—		—	—		—	—	—

Total	$0.744		$0.466	$0.498	$0.574		$0.728	$0.823

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/06	$33.00	$34.83	$32.15	$32.57	$32.57	$33.66	$32.78	$33.10

8/31/07	41.54	43.84	40.45	40.96	40.97	42.35	41.17	41.69

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	16.94%	16.41%	16.06%	16.06%	16.07%	16.07%	16.35%	16.02%	16.67%	17.13%

10 years	330.33	307.79	298.61	298.61	299.35	299.35	309.31	296.05	320.75	338.54
Annual average	15.71	15.09	14.83	14.83	14.85	14.85	15.13	14.76	15.45	15.93

5 years	254.10	235.60	240.73	238.73	241.01	241.01	245.34	234.08	250.45	258.41
Annual average	28.77	27.40	27.79	27.64	27.81	27.81	28.13	27.28	28.51	29.09

3 years	116.66	105.30	111.85	108.85	111.77	111.77	113.40	106.47	115.09	118.28
Annual average	29.40	27.10	28.43	27.82	28.42	28.42	28.75	27.34	29.08	29.72

1 year	33.71	26.70	32.70	27.70	32.74	31.74	33.07	28.75	33.41	34.08

Fund’s annual operating expenses For the fiscal year ended 8/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.57%	2.32%	2.32%	2.07%	1.82%	1.32%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from March 1, 2007, to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.61	$ 11.53	$ 11.53	$ 10.22	$ 8.92	$ 6.31

Ending value (after expenses)	$1,083.20	$1,079.00	$1,079.30	$1,080.10	$1,081.70	$1,084.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2007, use the calculation method below. To find the value of your investment on March 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.38	$ 11.17	$ 11.17	$ 9.91	$ 8.64	$ 6.11

Ending value (after expenses)	$1,017.90	$1,014.12	$1,014.12	$1,015.38	$1,016.64	$1,019.16

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.45%	2.20%	2.20%	1.95%	1.70%	1.20%

Average annualized expense ratio for Lipper peer group†	1.60%	2.35%	2.35%	2.10%	1.85%	1.35%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam International Capital Opportunities Fund	37%	45%	64%	68%	93%

Lipper International Small/Mid-Cap Core Funds category average	69%	63%	60%	58%	60%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 8/31/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, and Franz Valencia are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2007, and August 31, 2006.

Trustee and Putnam employee fund ownership

As of August 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 919,000	$ 92,000,000

Putnam employees	$23,509,000	$751,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Randy Farina is also a Portfolio Member of Putnam Capital Opportunities Fund.

John Ferry is also a Portfolio Member of Putnam Capital Opportunities Fund.

Franz Valencia is also a Portfolio Member of Putnam Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended August 31, 2007. Shortly after the close of the period, Portfolio Member Karan Sodhi left your fund’s management team.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that,

in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 37th percentile in management fees and in the 42nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

12th	28th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 49, 47, and 32 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2007. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Small/Mid-Cap Core Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 27%, 27%, and 17%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 15 out of 55, 9 out of 33 and 3 out of 17, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2007

The fund’s portfolio 8/31/07

COMMON STOCKS (98.4%)*

	Shares	Value

Australia (2.4%)
Adelaide Brighton, Ltd.	1,504,653	$4,413,192
ARC Energy, Ltd. †	712,248	805,941
Caltex Australia, Ltd.	183,212	3,622,358
Challenger Financial Services
Group, Ltd.	30,669	136,308
Flight Centre, Ltd.	48,968	780,934
Gloucester Coal, Ltd.	688,729	2,419,574
Incitec Pivot, Ltd.	214,956	11,503,048
Just Group, Ltd.	429,890	1,584,003
Kingsgate Consolidated, Ltd.	123,019	462,330
MacArthur Coal, Ltd.	125,000	709,769
Perilya, Ltd.	1,762,040	5,542,409
Sunland Group, Ltd.	326,067	1,044,275
Tap Oil, Ltd. †	450,945	685,265
Tower Australia Group, Ltd. †	802,601	1,429,481
Zinifex, Ltd.	1,084,621	14,957,965
		50,096,852

Austria (0.5%)
Andritz AG	166,204	10,786,395

Belgium (1.2%)
Cumerio	306,427	12,528,655
Gimv NV	43,887	2,890,272
Mobistar SA	1,344	109,217
Omega Pharma SA	102,873	9,073,339
Option NV † (S)	8,210	114,355
		24,715,838

Bermuda (0.8%)
Aspen Insurance Holdings, Ltd.	261,514	6,561,386
Axis Capital Holdings, Ltd.	308,162	11,124,648
		17,686,034

Brazil (—%)
Gerdau SA (Preference)	22,413	548,750

Canada (9.4%)
Agrium, Inc.	284,093	12,996,575
Axcan Pharma, Inc. †	31,500	607,481
Baytex Energy Trust	98,000	1,704,105
Biovail Corp.	611,800	10,800,906
Canaccord Capital, Inc.	388,652	6,393,394
Canadian Western Bank	173,100	4,258,979
Centerra Gold, Inc. †	246,800	2,075,582
CGI Group, Inc. †	536,000	5,945,956
Cognos, Inc. †	3,224	129,455
Corus Entertainment, Inc. Class B	20,429	945,812
Dundee Corp. Class A †	9,300	166,478
Ensign Energy Services, Inc.	500	8,770
Focus Energy Trust	29,700	478,433
Gerdau Ameristeel Corp.	578,300	6,744,183
Home Capital Group, Inc.	118,900	3,928,762
Imperial Metals Corp. †	79,600	1,087,547
Inmet Mining Corp.	313,646	25,363,485
InnVest Real Estate Investment
Trust (R)	35,400	394,378
International Forest Products
Class A †	13,000	91,211

COMMON STOCKS (98.4%)* continued

	Shares	Value

Canada continued
Laurentian Bank of Canada	7,400	$262,056
Lundin Mining Corp. †	221,454	2,540,621
Melcor Developments, Ltd.	184,000	4,214,886
Methanex Corp.	818,636	18,364,395
Norbord, Inc.	1,003,316	7,305,838
Northbridge Financial Corp.	218,300	7,099,355
Northern Orion Resources, Inc. †	808,600	3,871,651
Northgate Minerals Corp. †	2,198,400	6,649,186
Sino-Forest Corp. †	959,200	16,370,153
SNC-Lavalin Group, Inc.	279,334	10,964,661
Taseko Mines, Ltd. † (S)	715,400	2,768,598
Teck Cominco, Ltd. Class B	458,178	19,548,696
Transat A.T., Inc. Class A	41,640	1,177,701
Transat A.T., Inc. Class B	274,900	7,623,803
TSX Group, Inc.	6,300	265,810
West Fraser Timber Co., Ltd.	84,000	3,106,097
Zargon Energy Trust	96,000	2,521,286
		198,776,285

Cayman Islands (0.1%)
United America Indemnity, Ltd.
Class A †	122,700	2,655,228

Denmark (1.3%)
Alm Brand A/S †	47,550	2,941,866
Amagerbanken A/S	9,100	561,987
Biomar A/S	46,920	2,066,101
D/S Norden	53,480	4,761,454
East Asiatic Co., Ltd. A/S	177,759	11,991,710
Ringkjoebing Landbobank A/S	4,670	807,287
SimCorp A/S	18,030	3,842,285
Solar Holdings A/S Class B	8,800	1,127,663
Sydbank A/S	4,800	219,646
		28,319,999

Finland (1.2%)
Jaakko Poyry Group OYJ	162,374	3,672,096
Olvi Oyj Class A	1,316	48,435
Ramirent OYJ	167,928	4,002,675
Rautaruukki OYJ	309,773	16,948,261
		24,671,467

France (4.6%)
Air France-KLM	361,697	15,004,132
BioMerieux	4,079	373,103
Bonduelle SCA	12,114	1,519,893
Business Objects SA †	2,652	116,425
Camaieu †	4,651	1,870,584
Cap Gemini SA	77,498	5,026,492
Ciments Francais Class A	50,472	10,524,978
CNP Assurances	105,188	13,474,883
Compagnie Plastic-Omnium SA	20,773	990,351
Etam Developpement SA	28,094	2,031,793
Faiveley SA	6,973	488,563
Fonciere Des Regions	1,458	227,889
Kaufman & Broad SA	72,373	4,947,254
Publicis Group SA	20,268	877,261
Societe BIC SA	14,965	1,136,248
Thales SA	257,062	14,627,389

COMMON STOCKS (98.4%)* continued

	Shares	Value

France continued
Valeo SA	62,060	$3,021,220
Vallourec SA	74,837	20,115,314
		96,373,772

Germany (1.3%)
Altana AG	61,548	1,407,427
Bechtle AG	14,257	567,790
Continental AG	96,617	12,562,864
Deutsche Beteiligungs AG	35,302	1,250,815
Deutsche Boerse AG	7,232	798,699
Deutsche Lufthansa AG	230,694	6,734,781
ElringKlinger AG	11,075	1,020,090
Freenet AG	19,591	457,690
Fuchs Petrolub AG (Preference)	25,796	2,386,375
Hypo Real Estate Holding	5,144	283,115
Norddeutsche Affinerie AG	12,216	535,068
Villeroy & Boch AG (Preference)	16,748	362,086
		28,366,800

Greece (1.1%)
Attica Holdings SA	229,380	1,733,843
Babis Vovos International
Construction SA †	146,351	4,627,784
Lamda Development SA	275,771	5,371,674
Metka SA	182,180	3,916,093
Mytilineos Holdings SA	85,397	4,341,176
Sidenor SA	189,170	3,392,991
Titan Cement Co. SA	8,280	410,731
		23,794,292

Guernsey (0.6%)
Amdocs, Ltd. †	333,675	11,778,728

Hong Kong (1.9%)
ASM Pacific Technology	22,500	199,540
Beijing Enterprises Holdings, Ltd.	892,000	3,883,832
CNPC Hong Kong, Ltd.	6,160,000	3,270,671
Dah Sing Financial Group	37,200	299,611
Hang Lung Group, Ltd.	60,000	286,638
Industrial & Commercial Bank
of China	1,828,000	4,365,275
Midland Holdings, Ltd.	5,884,000	4,150,411
Orient Overseas International, Ltd.	1,401,660	15,180,920
SmarTone Telecommunications
Holdings, Ltd.	1,693,500	2,130,639
Solomon Systech International, Ltd.	28,004,000	2,334,475
Truly International Holdings	434,000	798,169
VTech Holdings, Ltd.	39,000	295,102
Wheelock and Co., Ltd.	830,000	2,176,843
Wing Lung Bank	117,600	1,176,407
		40,548,533

India (0.6%)
Canara Bank	210,386	1,257,065
Satyam Computer Services., Ltd.	21,260	232,887
Tata Iron & Steel Co., Ltd.	631,522	10,657,223
		12,147,175

COMMON STOCKS (98.4%)* continued

	Shares	Value

Ireland (0.2%)
DCC PLC	71,852	$1,902,005
FBD Holdings PLC	59,067	2,053,769
Paddy Power PLC	28,106	850,398
		4,806,172

Italy (3.5%)
Azimut Holding SpA	36,852	561,525
Banco di Desio e della Brianza SpA	287,289	3,423,221
Compagnie Industriali Riunite
(CIR) SpA	2,851,806	10,384,925
Credito Emiliano SpA	35,248	451,618
Cremonini SpA	367,615	1,116,960
Danieli & Co. SpA	298,744	9,396,170
Ergo Previdenza SpA	223,664	1,289,356
Fondiaria-Sai SpA	3,922	125,987
Italcementi SpA	32,433	802,306
Milano Assicurazioni SpA	1,518,000	12,071,210
Navigazione Montanari SpA	524,002	2,570,351
Parmalat Finanziaria SpA (F) † (S)	5,785,367	788
Pirelli & C Real Estate SpA	4,169	222,744
Premafin Finanziaria SpA	376,500	1,136,932
Recordati SpA	424,009	3,616,468
Sai-Soc Assicuratrice Industriale
SpA (SAI)	277,450	12,972,634
Trevi Finanziaria SpA	119,812	2,119,745
Unipol SpA	3,147,500	10,723,650
		72,986,590

Japan (26.2%)
ABC-Mart, Inc.	146,600	3,348,506
ADEKA Corp.	28,800	288,497
Aderans Co., Ltd.	12,600	230,130
Aeon Fantasy Co., Ltd.	94,500	1,868,782
Aica Kogyo Co., Ltd.	15,000	161,399
Airport Facilities Co., Ltd.	166,900	1,140,051
Alpine Electronics, Inc.	19,600	314,819
Aplus Co., Ltd. †	117,500	116,688
Ardepro Co., Ltd. (S)	5,418	1,231,917
Asahi Industries Co., Ltd.	643	1,060,561
Asahi Soft Drinks Co., Ltd.	248,000	3,576,511
ASKUL Corp.	168,900	3,449,469
Axell Corp.	62	137,064
BML, Inc.	138,700	2,021,810
Brother Industries, Ltd.	1,134,000	14,473,679
CAC Corp.	53,900	397,966
Canon Electronics, Inc.	181,400	4,903,126
Canon Sales Co., Inc.	630,300	12,301,192
Capcom Co., Ltd. (S)	642,800	13,821,865
Century Leasing System, Inc.	242,800	2,962,663
Chiyoda Co., Ltd.	119,600	1,989,202
Chiyoda Integre Co., Ltd.	31,900	743,782
Chori Co., Ltd. †	313,000	348,679
Chubu Steel Plate Co., Ltd.	121,500	885,544
Circle K Sunkus Co., Ltd.	65,000	1,047,971
Cleanup Corp.	36,100	228,820
Daiichi Sankyo Co., Ltd.	418,800	11,428,394
Daiichikosho Co., Ltd.	322,700	3,645,005
Daishinku Corp.	234,000	1,555,959

COMMON STOCKS (98.4%)* continued

	Shares	Value

Japan continued
Daiwa Industries, Ltd.	1,299,000	$10,084,637
Data Communication System Co., Ltd.	21,900	775,389
Diamond Lease Co., Ltd.	57,930	2,286,184
Doutor Coffee Co., Ltd. (S)	286,100	4,990,691
Eighteenth Bank, Ltd. (The)	48,000	178,238
ESPEC Corp.	21,600	257,782
FamilyMart Co., Ltd.	10,000	257,340
Fancl Corp.	29,100	408,858
FCC Co., Ltd.	171,500	2,785,764
Foster Electric Co., Ltd.	375,800	5,893,375
Fuji Machine Manufacturing Co., Ltd.	146,500	3,226,036
Fujicco Co., Ltd.	58,000	619,568
Fujimi, Inc.	27,100	636,546
Fujitsu General, Ltd. †	235,000	870,596
Future System Consulting Corp. (S)	3,551	1,809,231
Fuyo General Lease Co., Ltd.	227,510	6,483,446
Geomatec Co., Ltd.	15,800	123,480
H.I.S. Co., Ltd.	26,800	676,943
Hachijuni Bank, Ltd. (The)	34,000	263,074
Happinet Corp.	3,000	37,513
HASEKO Corp. †	3,360,000	9,052,850
Higashi-Nippon Bank, Ltd. (The)	7,000	26,839
Hisamitsu Pharmaceutical Co., Inc.	371,900	10,212,798
Hitachi Construction Machinery Co., Ltd.	12,400	436,891
Hitachi Systems & Services, Ltd.	63,700	1,251,446
Hokuetsu Bank, Ltd. (The)	548,000	1,325,043
Hosiden, Corp.	25,400	365,646
Ichiyoshi Securities Co., Ltd.	20,400	232,010
Icom, Inc.	35,100	1,009,352
Japan Aviation Electronics Industry, Ltd.	207,000	3,003,109
Japan Business Computer Co., Ltd.	13,900	122,315
JFE Shoji Holdings, Inc.	37,000	240,276
Joint Corp.	59,900	1,696,649
Juroku Bank, Ltd. (The)	24,000	134,093
Kaga Electronics Co., Ltd.	73,600	1,266,073
Kaken Pharmaceutical Co., Ltd.	35,000	276,554
Kaneka Corp.	1,067,000	8,652,098
Kansai Paint Co., Ltd.	46,000	355,527
Keihin Corp.	578,800	10,846,252
Keiyo Bank, Ltd. (The)	32,000	182,107
Kenwood Corp. (S)	4,255,000	6,209,801
Kimoto Co., Ltd.	234,100	1,273,601
Kintetsu World Express, Inc.	6,600	241,658
KK DaVinci Advisors †	11,372	7,895,585
Koa Corp.	112,900	1,576,505
Kobayashi Pharmaceutical Co., Ltd.	303,900	10,208,731
Kumagai Gumi Co., Ltd.	2,090,000	3,429,188
Lasertec Corp.	53,900	1,252,081
Lawson, Inc.	321,700	10,695,553
Lintec Corp.	16,000	299,136
Mars Engineering Corp.	213,200	4,556,736
Meiko Network Japan Co., Ltd.	149,600	859,102
Mikuni Coca-Cola Bottling Co., Ltd.	37,500	417,422
Mitsubishi Plastics, Inc. (F) (S)	339,000	1,301,081
Mitsui High-Tec, Inc.	242,100	2,952,031
Mochida Pharmaceutical Co., Ltd	483,000	4,437,927
Moshi Moshi Hotline, Inc.	60,050	2,789,888

COMMON STOCKS (98.4%)* continued

	Shares	Value

Japan continued
NGK Spark Plug Co., Ltd.	420,000	$6,945,596
Nifco, Inc.	350,600	8,220,026
Nihon Kohden Corp.	401,800	7,980,484
Nikkiso Co., Ltd.	264,000	2,026,736
Nippo Corp.	132,000	1,041,865
Nippon Kanzai Co., Ltd.	39,800	1,130,760
Nippon Seiki Co., Ltd.	13,100	331,459
Nippon Shinyaku Co., Ltd.	99,000	866,891
Nippon Thompson Co., Ltd.	128,000	1,186,045
Nissan Diesel Motor Co., Ltd. (F) † (S)	43,000	197,919
Nissin Kogyo Co., Ltd.	558,100	14,458,549
Nittetsu Mining Co., Ltd.	218,000	1,630,294
Nitto Kohki Co., Ltd.	37,700	864,365
Noritake Co., Ltd.	325,000	1,563,256
Noritsu Koki Co., Ltd.	103,200	2,116,580
Okamura Corp.	365,000	2,896,675
Okinawa Cellular Telephone Co.	50	141,623
Ono Pharmaceutical Co., Ltd.	156,600	8,086,943
Onward Kashiyama Co., Ltd.	692,000	8,180,898
Optex Co., Ltd.	1,900	38,476
Osaka Steel Co., Ltd.	144,800	2,468,352
Otsuka Kagu, Ltd.	83,300	1,971,002
Pacific Metals Co., Ltd.	1,151,000	15,962,919
Pal Co., Ltd. (S)	7,300	235,769
Point, Inc.	193,700	8,346,831
Ricoh Leasing Co., Ltd.	223,800	4,696,321
Riso Kagaku Corp.	36,200	708,057
San-Ai Oil Co., Ltd.	299,000	1,319,421
Sanei-International Co., Ltd.	494,400	10,374,715
Sankyo Co., Ltd.	262,500	10,835,492
Santen Pharmaceutical Co., Ltd.	524,600	13,001,744
Sanyo Shinpan Finance Co., Ltd.	70,400	2,200,760
Seikagaku Corp.	257,900	3,062,284
Shimano, Inc.	134,500	4,320,725
Shin-Estu Polymer Co., Ltd.	50,300	582,924
Shinkawa, Ltd.	70,500	1,366,775
Shinko Shoji Co., Ltd.	120,600	2,275,570
Shinwa Co., Ltd.	13,299	250,935
Showa Corp.	324,000	4,012,228
Sinanen Co., Ltd.	70,000	370,553
SMK Corp.	92,000	686,425
Stanley Eelctric Co., Ltd.	547,100	11,976,671
Sugi Pharmacy Co., Ltd.	307,600	7,397,807
Sumitomo Real Estate Sales Co., Ltd.	3,200	262,522
Suruga Bank, Ltd. (The)	23,000	302,098
Tachi-S Co., Ltd.	54,600	432,839
Taiyo Ink Manufacturing Co., Ltd.	141,400	4,017,323
Takamatsu Corp.	41,300	513,575
Tamron Co., Ltd.	168,400	5,598,791
Tanabe Seiyaku Co., Ltd.	1,300,000	15,739,206
Toa Corp.	171,000	1,371,839
Tokai Rika Co., Ltd.	351,100	9,429,370
Tokai Tokyo Securities Co., Ltd.	3,170,000	14,946,632
Token Corp.	7,300	409,128
Tokyo Leasing Co., Ltd.	41,000	436,554
Tokyo Steel Manufacturing Co., Ltd.	641,600	8,504,801
Tokyo Tekko Co., Ltd.	477,000	2,483,860

COMMON STOCKS (98.4%)* continued

	Shares	Value

Japan continued
Tokyu Livable, Inc.	13,200	$256,477
Toppan Forms Co., Ltd.	47,300	497,508
Toshiba TEC Corp.	918,000	5,565,078
Toyo Securities Co., Ltd.	1,623,000	5,886,528
Toyo Suisan Kaisha, Ltd.	200,000	3,497,409
Toyota Auto Body Co., Ltd.	67,300	1,054,832
Trend Micro, Inc.	4,000	164,421
Uni-Charm Corp.	8,000	461,485
United Arrows, Ltd.	268,800	4,247,876
Urban Corp.	780,300	13,220,627
Watabe Wedding Corp.	600	9,767
Wowow, Inc.	316	630,363
Yamato Kogyo Co., Ltd.	632,000	27,015,544
Yamazen Corp.	246,000	1,576,269
Yoshimoto Kogyo Co., Ltd.	169,000	2,457,651
Yuasa Trading Co., Ltd.	855,000	1,351,166
Zuken, Inc.	38,500	384,668
		554,484,623

Liechtenstein (—%)
Verwalt & Privat-Bank AG	2,441	603,717

Malaysia (0.1%)
Tanjong PLC	390,000	1,872,000

Netherland Antilles (0.2%)
Orthofix International NV †	84,100	4,023,344

Netherlands (1.4%)
Beter BED Holdings NV	123,224	3,768,616
Corio NV	4,763	371,747
Eurocommercial Properties NV CVA
(Commanditaire Vennootschap op
Aandelen) (R)	6,596	347,150
Koninklijke DSM NV	19,666	1,006,067
Macintosh Retail Group NV	60,383	2,145,370
SNS Reaal	387,471	8,281,152
Stork NV (S)	190,306	12,337,241
		28,257,343

New Zealand (—%)
Fletcher Building, Ltd.	53,620	441,841

Norway (1.8%)
ABG Sundal Collier ASA	903,000	2,171,721
Acta Holding ASA	1,220,600	5,956,593
Aker Yards AS	171,510	2,067,082
EDB Business Partner ASA	155,600	1,241,951
Petroleum Geo-Services ASA	281,400	6,619,812
Sparebank 1 SR Bank	22,300	649,842
Sparebanken Midt-Norge	168,302	2,183,871
Sparebanken Nord-Norge	35,765	875,880
Tandberg ASA	60,710	1,328,880
TGS Nopec Geophysical Co. ASA †	650,900	11,154,858
Veidekke ASA	373,000	3,412,315
		37,662,805

Portugal (—%)
Jeronimo Martins, SGPS, SA	112,975	645,938

COMMON STOCKS (98.4%)* continued

	Shares	Value

Singapore (1.4%)
Ascendas Real Estate Investment
Trust (R)	109,000	$167,879
Ho Bee Investment, Ltd.	10,697,000	12,759,562
KS Energy Services, Ltd.	1,176,000	2,651,357
Marco Polo Developments, Ltd.	190,000	322,519
MobileOne Asia, Ltd.	2,283,500	3,157,809
Neptune Orient Lines, Ltd.	1,178,000	3,783,065
SembCorp Industries, Ltd.	211,820	784,364
UMS Holdings, Ltd.	2,055,000	760,961
Unisteel Technology, Ltd.	1,182,500	1,534,506
Wing Tai Holdings, Ltd.	1,511,000	3,446,245
		29,368,267

South Korea (5.1%)
Amorepacific Corp.	338	67,211
Binggrae Co., Ltd.	101,690	4,336,923
Cheil Communications, Inc.	25,989	7,537,059
Daeduck Electronics Co.	47,570	366,196
Daegu Bank	29,890	557,709
Daewoong Pharmaceutical Co., Ltd.	3,150	231,405
Dong Wha Pharmaceutical
Industrial Co., Ltd.	3,460	267,459
Hanjin Shipping	9,550	534,572
Honam Petrochemical, Corp.	115,777	17,899,206
Hyundai Heavy Industries Co., Ltd.	55,283	21,809,052
Hyundai Marine & Fire Insurance Co.	85,790	1,756,230
Hyundai Mipo Dockyard	1,642	486,700
Hyundai Steel Co.	245,110	19,600,437
Interflex Co., Ltd. †	420,619	2,237,860
Jeonbuk Bank	18,793	195,364
Korea Investment Holdings Co., Ltd.	3,680	236,989
Kwang Dong Pharmaceutical Co., Ltd.	324,360	1,843,308
LG Home Shopping, Inc.	47,556	4,066,522
LG Petrochemical Co., Ltd.	291,450	14,107,933
LG Telecom, Ltd. †	25,999	264,730
LS Industrial Systems Co., Ltd.	85,900	4,918,254
NHN Corp. †	2,367	456,794
Pusan Bank	22,520	420,194
Samsung Heavy Industries Co., Ltd.	75,290	3,797,011
		107,995,118

Spain (2.2%)
Acerinox SA	20,045	505,135
Antena 3 de Television SA	549,825	10,303,662
Bolsas y Mercados Espanoles	11,553	640,313
Campofrio Alimentacion SA †	26,613	497,285
Cia de Distribucion Integral Logista SA	111,889	8,095,838
Duro Felguera SA	269,449	3,085,692
Fomento de Construcciones y
Contratas SA	28,811	2,513,755
Gestevision Telecinco SA	547,657	14,571,413
Iberia Lineas Aereas de Espana SA	104,145	474,699
Indra Sistemas SA Class A	9,860	258,506
Tubos Reunidos SA	136,425	3,788,406
Viscofan SA	110,998	2,664,101
		47,398,805

COMMON STOCKS (98.4%)* continued

	Shares	Value

Sweden (2.0%)
AddTech AB Class B	57,300	$1,422,654
Boss Media AB	305,000	560,817
Carnegie AB	25,300	410,954
Intrum Justita AB	332,200	4,253,119
JM AB	405,316	10,736,692
Saab AB Class B	130,400	3,244,644
Skanska AB Class B	597,212	12,114,507
SKF AB Class B	147,886	3,026,662
Ssab Svenskt Stal AB Class A	8,000	271,828
Ssab Svenskt Stal AB Class B	149,400	4,685,945
Swedish Match AB	48,536	943,033
		41,670,855

Switzerland (4.5%)
Actelion NV †	342,549	19,053,920
Addax Petroleum Corp.	280,900	9,268,342
Baloise Holding AG Class R	141,851	13,022,009
Bank Sarasin & Cie AG Class B	574	2,331,610
Banque Cantonale Vaudoise (BCV)	25,867	12,234,895
Bell Holding AG	556	875,021
Bellevue Group AG	17,726	1,260,690
Charles Voegele Holding AG †	35,877	3,341,420
Daetwyler Holding AG	1,200	84,348
Forbo Holding AG †	1,608	933,355
Geberit International AG	4,850	715,266
George Fischer AG †	15,947	12,088,576
Helvetia Patria Holding	23,132	8,116,893
Huber & Suhner AG	34,608	1,884,008
Kuehne & Nagel International AG	6,357	597,073
Logitech International SA †	9,476	257,199
Phoenix Mecano AG	3,546	1,547,345
Rieter Holding AG	945	504,764
St. Galler Kantonalbank †	5,423	2,294,253
Tecan Group AG	9,646	581,751
Vontobel Holding AG	35,050	1,715,020
Zehnder Group AG Class B	765	1,626,777
		94,334,535

Taiwan (4.9%)
Altek Corp.	2,053,000	4,542,861
ChipMOS TECHNOLOGIES, Ltd. † (S)	20,522	129,699
Compal Electronics, Inc.	7,502,325	8,346,024
Faraday Technology Corp.	2,444,972	8,004,152
G-Shank Enterprise Co., Ltd.	13,440	22,407
Greatek Electronics, Inc.	7,556,765	11,773,802
Hung Poo Real Estate
Development Corp.	937,280	994,386
Micro-Star International Co., Ltd.	8,960,024	9,275,078
Microelectronics Technology	6,416,000	4,774,562
Novatek Microelectronics Corp., Ltd.	18,673	75,281
Phoenixtec Power Co., Ltd.	486,000	469,206
Quanta Storage, Inc.	1,908,121	3,244,789
Sincere Navigation	4,878,200	10,321,260
U-Ming Marine Transport Corp.	14,222,000	42,334,053
		104,307,560

COMMON STOCKS (98.4%)* continued

	Shares	Value

United Kingdom (17.9%)
888 Holdings PLC	1,151,549	$2,674,108
Aberdeen Asset Management PLC	96,246	346,334
Alexon Group PLC	2,331,398	10,761,140
Amlin PLC	2,392,191	14,748,012
Amstrad PLC	190,047	575,298
Anite Group PLC	1,085,553	1,753,287
Antofagasta PLC	1,613,110	23,197,639
Atkins (WS) PLC	16,941	366,220
Aveva Group PLC	112,523	2,113,045
Beazley Group PLC	7,532	27,064
Berkeley Group Holdings PLC †	645,227	21,038,967
Bespak PLC	123,724	1,584,898
Bradford & Bingley PLC	62,464	479,270
Brit Insurance Holdings PLC	1,868,096	13,335,734
British Airways PLC †	1,571,787	13,507,894
British Energy Group PLC	229,000	2,145,222
British Polythene Industries	13,847	106,979
Cattles PLC	1,358,458	10,018,032
Chaucer Holdings PLC	3,099,013	6,165,638
Close Brothers Group PLC	740,924	11,535,452
Dana Petroleum PLC †	397,687	7,771,800
Davis Service Group PLC	946,749	11,309,949
DTZ Holdings PLC	165,574	1,805,233
Electronics Boutique PLC	414,866	1,597,311
Erinaceous Group PLC	495,842	1,250,606
French Connection Group PLC	184,317	712,733
Friends Provident PLC	3,690,233	13,336,634
Greggs PLC	2,445	261,474
Halfords Group PLC	106,424	871,818
Hardy Underwriting Group PLC	50,870	333,643
Henderson Group PLC	122,261	375,980
Hiscox, Ltd.	1,227,310	6,695,693
HMV Group PLC	2,935,442	7,311,680
Holidaybreak PLC	117,217	1,963,089
ICAP PLC	16,760	165,254
Imperial Chemical Industries PLC	15,499	198,350
Investec PLC	171,586	1,874,988
Investec PLC	151,155	1,676,675
James Halstead PLC	3,610	42,477
Keller Group PLC	214,254	4,786,430
Kier Group PLC	115,647	4,493,293
Kiln PLC	123,818	292,398
Latchways PLC	10,000	233,356
Liontrust Asset Management PLC	103,155	831,730
London Scottish Bank PLC	864,887	1,592,596
Lookers PLC	716,856	2,356,140
Man Group PLC	1,097,834	10,963,160
McBride PLC	180,959	700,856
Micro Focus International PLC	50,000	294,317
National Express Group PLC	562,839	14,287,431
Next PLC	18,708	730,095
Northern Rock PLC	962,230	14,326,028
Paragon Group Cos.	45,432	381,943
RAB Capital PLC (S)	2,687,377	5,379,205
Regus Group PLC	3,268,956	8,852,941
Rentokil Initial PLC	68,761	240,972
Resolution PLC	166,153	2,075,109

COMMON STOCKS (98.4%)* continued

	Shares	Value

United Kingdom (continued)
RPC Group PLC	258,559	$1,535,168
Savills PLC	953,606	9,473,498
Severfield-Rowen PLC	95,242	4,530,370
Shire PLC	883,530	23,075,091
Sportingbet PLC †	2,663,676	2,310,907
St. Ives PLC	2,289,509	10,079,364
St. James’s Place PLC	1,232,742	9,645,985
SurfControl PLC GDR †	115,200	1,607,799
Taylor Nelson Sofres PLC	154,861	718,508
TT electronics PLC	742,986	2,621,699
Tullow Oil PLC	1,934,187	20,017,912
Vedanta Resources PLC	168,692	5,982,015
Vitafort International CP	18,496	439,492
Vitec Group PLC	82,737	988,436
William Hill PLC	1,378,618	17,133,754
Wolfson Microelectronics PLC †	8,263	42,237
		379,055,855

Total common stocks (cost $1,611,668,832)		$ 2,081,181,516

SHORT-TERM INVESTMENTS (2.9%)*

	Principal amount/shares	Value

Putnam Prime Money
Market Fund (e)	33,726,870	$33,726,870
Short-term investments held as
collateral for loaned securities
with yields ranging from 4.00%
to 5.88% and due dates ranging
from September 4, 2007 to
October 16, 2007 (d)	$24,782,018	24,763,688
U.S. Treasury Bills 4.98%,
September 27, 2007 #	1,759,000	1,752,826
U.S. Treasury Bills 4.85%,
September 27, 2007 #	1,985,000	1,978,117

Total short-term investments (cost $62,221,501)		$62,221,501

TOTAL INVESTMENTS
Total investments (cost $1,673,890,333)		$ 2,143,403,017

* Percentages indicated are based on net assets of $2,114,525,184.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at August 31, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On August 31, 2007, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at August 31, 2007.

At August 31, 2007, liquid assets totaling $27,633,163, have been designated as collateral for open forward commitments and futures contracts.

GDR after the name of a foreign holding stands for Global Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentration greater than 10% at August 31, 2007 (as a percentage of net assets): Metals 11.7%

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/07 (aggregate face value $816,840,057)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$157,008,992	$161,522,085	10/17/07	$(4,513,093)
British Pound	48,653,504	48,057,756	9/19/07	595,748
British Pound	15,498,589	15,450,444	12/19/07	48,145
Canadian Dollar	3,746,962	3,739,205	10/17/07	7,757
Euro	418,699,122	416,775,201	9/19/07	1,923,921
Euro	33,664,020	33,679,531	12/19/07	(15,511)
Japanese Yen	15,663,711	15,747,930	11/21/07	(84,219)
Norwegian Krone	47,299,701	46,975,109	9/19/07	324,592
Norwegian Krone	10,387,615	10,377,123	12/19/07	10,492
Swedish Krona	10,914,244	11,086,677	9/19/07	(172,433)
Swiss Franc	53,889,555	53,428,996	9/19/07	460,559

Total				$(1,414,042)

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/07 (aggregate face value $778,258,978)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 4,637,141	$ 4,633,168	10/17/07	$ (3,973)
British Pound	30,916,918	30,756,871	9/19/07	(160,047)
Canadian Dollar	143,564,050	143,408,753	10/17/07	(155,297)
Euro	71,323,497	71,573,061	9/19/07	249,564
Euro	26,067,798	26,072,690	12/19/07	4,892
Hong Kong Dollar	36,462,774	36,343,496	11/21/07	(119,278)
Japanese Yen	375,469,087	366,219,531	11/21/07	(9,249,556)
Norwegian Krone	8,531,968	8,483,038	9/19/07	(48,930)
Norwegian Krone	10,263,899	10,244,232	12/19/07	(19,667)
Swedish Krona	40,922,714	41,188,121	9/19/07	265,407
Swiss Franc	39,811,185	39,336,017	9/19/07	(475,168)

Total				$(9,712,053)

FUTURES CONTRACTS OUTSTANDING at 8/31/07

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Tokyo Price Index (Long)	42	$5,844,819	Sep-07	$ 1,651
SPI 200 Index (Long)	26	3,324,904	Sep-07	31,237
Russell 2000 Index Mini (Long)	77	6,119,960	Sep-07	26,166
Dow Jones Euro Stoxx 50 Index ( Long)	97	5,676,865	Sep-07	72,369
New Financial Times Stock Exchange 100 Index (Long)	21	2,674,128	Sep-07	34,516

Total				$165,939

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/07

ASSETS

Investment in securities, at value, including $22,601,972 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,640,163,463)	$2,109,676,147
Affiliated issuers (identified cost $33,726,870) (Note 5)	33,726,870

Cash	186,959

Foreign currency (cost $12,404,951) (Note 1)	12,806,133

Dividends, interest and other receivables	5,364,971

Receivable for shares of the fund sold	6,040,155

Receivable for securities sold	9,873,634

Receivable for variation margin (Note 1)	460,705

Receivable for open forward currency contracts (Note 1)	4,716,374

Receivable for closed forward currency contracts (Note 1)	6,751,945

Total assets	2,189,603,893

LIABILITIES

Payable for securities purchased	14,360,124

Payable for shares of the fund repurchased	2,828,327

Payable for compensation of Manager (Notes 2 and 5)	4,749,130

Payable for investor servicing (Note 2)	424,099

Payable for custodian fees (Note 2)	130,303

Payable for Trustee compensation and expenses (Note 2)	157,770

Payable for administrative services (Note 2)	7,594

Payable for distribution fees (Note 2)	1,094,048

Payable for open forward currency contracts (Note 1)	15,842,469

Payable for closed forward currency contracts (Note 1)	10,512,099

Collateral on securities loaned, at value (Note 1)	24,763,688

Other accrued expenses	209,058

Total liabilities	75,078,709

Net assets	$2,114,525,184

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,573,617,015

Undistributed net investment income (Note 1)	48,924,329

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	32,973,029

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	459,010,811

Total — Representing net assets applicable to capital shares outstanding	$2,114,525,184

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($1,432,999,171 divided by 34,497,293 shares)	$41.54

Offering price per class A share (100/94.75 of $41.54)*	$43.84

Net asset value and offering price per class B share ($416,583,507 divided by 10,297,901 shares)**	$40.45

Net asset value and offering price per class C share ($128,552,474 divided by 3,138,739 shares)**	$40.96

Net asset value and redemption price per class M share ($28,811,696 divided by 703,163 shares)	$40.97

Offering price per class M share (100/96.75 of $40.97)*	$42.35

Net asset value, offering price and redemption price per class R share ($8,008,143 divided by 194,510 shares)	$41.17

Net asset value, offering price and redemption price per class Y share ($99,570,193 divided by 2,388,570 shares)	$41.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/07

INVESTMENT INCOME

Dividends (net of foreign tax of $4,466,991)	$ 46,511,874

Interest (including interest income of $1,959,337 from investments in affiliated issuers) (Note 5)	2,234,129

Securities lending	347,749

Total investment income	49,093,752

EXPENSES

Compensation of Manager (Note 2)	16,775,131

Investor servicing fees (Note 2)	4,539,151

Custodian fees (Note 2)	1,338,547

Trustee compensation and expenses (Note 2)	83,761

Administrative services (Note 2)	43,678

Distribution fees — Class A (Note 2)	3,030,102

Distribution fees — Class B (Note 2)	4,417,120

Distribution fees — Class C (Note 2)	1,018,024

Distribution fees — Class M (Note 2)	204,755

Distribution fees — Class R (Note 2)	19,019

Other	509,071

Non-recurring costs (Notes 2 and 6)	1,109

Costs assumed by Manager (Notes 2 and 6)	(1,109)

Fees waived by Manager (Note 5)	(32,902)

Total expenses	31,945,457

Expense reduction (Note 2)	(267,690)

Net expenses	31,677,767

Net investment income	17,415,985

Net realized gain on investments (net of foreign tax of $14,966) (Notes 1 and 3)	254,769,450

Net realized gain on futures contracts (Note 1)	1,544,741

Net realized gain on foreign currency transactions (Note 1)	42,875,495

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(16,524,729)

Net unrealized appreciation of investments and futures contracts during the year	135,393,533

Net gain on investments	418,058,490

Net increase in net assets resulting from operations	$435,474,475

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	8/31/07	8/31/06

Operations:
Net investment income	$ 17,415,985	$ 9,073,372

Net realized gain on investments and foreign currency transactions	299,189,686	243,582,473

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	118,868,804	57,312,620

Net increase in net assets resulting from operations	435,474,475	309,968,465

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(21,783,120)	(10,783,327)

Class B	(5,792,526)	(2,983,761)

Class C	(1,222,110)	(500,408)

Class M	(408,813)	(208,190)

Class R	(39,705)	(7,473)

Class Y	(1,980,382)	(971,300)

Redemption fees (Note 1)	149,866	106,716

Increase (decrease) from capital share transactions (Note 4)	158,200,113	(68,499,662)

Total increase in net assets	562,597,798	226,121,060

NET ASSETS

Beginning of year	1,551,927,386	1,325,806,326

End of year (including undistributed net investment income of $48,924,329 and $19,866,917, respectively)	$2,114,525,184	$1,551,927,386

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2007	$33.00	.45(d)	8.83	9.28	(.74)	(.74)	—(e)	$41.54	28.43	$1,432,999	1.49(d)	1.15(d)	37.17
August 31, 2006	26.80	.27(d,f)	6.33	6.60	(.40)	(.40)	—(e)	33.00	24.88(f)	943,421	1.54(d,f)	.89(d,f)	44.79
August 31, 2005	20.47	.18(d,g)	6.49	6.67	(.34)	(.34)	—(e)	26.80	32.83(g)	744,751	1.60(d)	.77(d,g)	63.85
August 31, 2004	16.31	.13(d)	4.32	4.45	(.29)	(.29)	—(e)	20.47	27.49	594,971	1.62(d)	.67(d)	68.13
August 31, 2003	15.00	.16	1.27	1.43	(.12)	(.12)	—(e)	16.31	9.67	703,809	1.65	1.13	93.27

CLASS B
August 31, 2007	$32.15	.13(d)	8.64	8.77	(.47)	(.47)	—(e)	$40.45	27.45	$416,584	2.24(d)	.36(d)	37.17
August 31, 2006	26.11	.04(d,f)	6.19	6.23	(.19)	(.19)	—(e)	32.15	23.98(f)	425,910	2.29(d,f)	.13(d,f)	44.79
August 31, 2005	19.96	—(d,e,g)	6.33	6.33	(.18)	(.18)	—(e)	26.11	31.82(g)	432,291	2.35(d)	.01(d,g)	63.85
August 31, 2004	15.91	(.01)(d)	4.22	4.21	(.16)	(.16)	—(e)	19.96	26.58	402,796	2.37(d)	(.05)(d)	68.13
August 31, 2003	14.63	.05	1.23	1.28	—	—	—(e)	15.91	8.75	429,457	2.40	.37	93.27

CLASS C
August 31, 2007	$32.57	.15(d)	8.74	8.89	(.50)	(.50)	—(e)	$40.96	27.48	$128,552	2.24(d)	.39(d)	37.17
August 31, 2006	26.46	.04(d,f)	6.27	6.31	(.20)	(.20)	—(e)	32.57	23.95(f)	79,202	2.29(d,f)	.13(d,f)	44.79
August 31, 2005	20.22	—(d,e,g)	6.41	6.41	(.17)	(.17)	—(e)	26.46	31.80(g)	71,006	2.35(d)	.01(d,g)	63.85
August 31, 2004	16.08	(.02)(d)	4.29	4.27	(.13)	(.13)	—(e)	20.22	26.62	64,866	2.37(d)	(.10)(d)	68.13
August 31, 2003	14.78	.05	1.25	1.30	—(e)	—	—(e)	16.08	8.81	85,732	2.40	.34	93.27

CLASS M
August 31, 2007	$32.57	.24(d)	8.73	8.97	(.57)	(.57)	—(e)	$40.97	27.77	$28,812	1.99(d)	.63(d)	37.17
August 31, 2006	26.47	.11(d,f)	6.27	6.38	(.28)	(.28)	—(e)	32.57	24.26(f)	23,720	2.04(d,f)	.38(d,f)	44.79
August 31, 2005	20.23	.06(d,g)	6.41	6.47	(.23)	(.23)	—(e)	26.47	32.12(g)	20,121	2.10(d)	.27(d,g)	63.85
August 31, 2004	16.11	.02(d)	4.29	4.31	(.19)	(.19)	—(e)	20.23	26.91	16,535	2.12(d)	.10(d)	68.13
August 31, 2003	14.79	.08	1.26	1.34	(.02)	(.02)	—(e)	16.11	9.12	21,987	2.15	.61	93.27

CLASS R
August 31, 2007	$32.78	.42(d)	8.70	9.12	(.73)	(.73)	—(e)	$41.17	28.10	$8,008	1.74(d)	1.03(d)	37.17
August 31, 2006	26.68	.18(d,f)	6.32	6.50	(.40)	(.40)	—(e)	32.78	24.61(f)	1,216	1.79(d,f)	.59(d,f)	44.79
August 31, 2005	20.45	.13(d,g)	6.47	6.60	(.37)	(.37)	—(e)	26.68	32.53(g)	304	1.85(d)	.52(d,g)	63.85
August 31, 2004	16.29	.15(d)	4.28	4.43	(.27)	(.27)	—(e)	20.45	27.35	11	1.87(d)	.75(d)	68.13
August 31, 2003†	14.04	.07	2.18	2.25	—	—	—(e)	16.29	16.03*	1	1.16*	.53*	93.27

CLASS Y
August 31, 2007	$33.10	.53(d)	8.88	9.41	(.82)	(.82)	—(e)	$41.69	28.76	$99,570	1.24(d)	1.36(d)	37.17
August 31, 2006	26.88	.35(d,f)	6.34	6.69	(.47)	(.47)	—(e)	33.10	25.17(f)	78,458	1.29(d,f)	1.14(d,f)	44.79
August 31, 2005	20.53	.24(d,g)	6.51	6.75	(.40)	(.40)	—(e)	26.88	33.13(g)	57,334	1.35(d)	1.01(d,g)	63.85
August 31, 2004	16.35	.19(d)	4.33	4.52	(.34)	(.34)	—(e)	20.53	27.89	58,630	1.37(d)	1.00(d)	68.13
August 31, 2003	15.05	.21	1.25	1.46	(.16)	(.16)	—(e)	16.35	9.90	55,942	1.40	1.43	93.27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

August 31, 2007	<0.01%

August 31, 2006	<0.01

August 31, 2005	0.01

August 31, 2004	0.04

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.02%

Class B	0.01	0.02

Class C	0.01	0.02

Class M	0.01	0.02

Class R	0.01	0.03

Class Y	0.01	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/07

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting  principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2007, the value of securities loaned amounted to $23,200,443. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $24,763,688 which is pooled with collateral of other Putnam funds into 43 issues of short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sales transactions, foreign currency gains and losses, and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2007, the fund reclassified $42,868,083 to increase undistributed net investment income and $42,868,083 to decrease accumulated net realized gains.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2007 were as follows:

Unrealized appreciation	$ 599,580,487
Unrealized depreciation	(130,335,382)
———————————————
Net unrealized appreciation	469,245,105
Undistributed ordinary income	37,912,877
Undistributed long-term gain	33,270,173
Cost for federal income tax purposes	$1,674,157,912

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Effective December 30, 2006, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Management described in the previous paragraph.

For the year ended August 31, 2007, Putnam Management has assumed $1,109 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2007, the fund incurred $5,735,538 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2007, the fund’s expenses were reduced by $267,690 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $666, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a

Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $165,896 and $2,433 from the sale of class A and class M shares, respectively, and received $145,235 and $10,972 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2007, Putnam Retail Management, acting as underwriter, received $464 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $856,557,327 and $677,972,243, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 8/31/07:
Shares sold	12,261,547	$ 480,436,456

Shares issued in connection with
reinvestment of distributions	554,586	20,381,049

	12,816,133	500,817,505

Shares repurchased	(6,906,619)	(266,531,060)

Net increase	5,909,514	$ 234,286,445

Year ended 8/31/06:
Shares sold	8,039,973	$ 247,724,211

Shares issued in connection with
reinvestment of distributions	357,443	10,144,235

	8,397,416	257,868,446

Shares repurchased	(7,599,781)	(228,546,560)

Net increase	797,635	$29,321,886

CLASS B	Shares	Amount
Year ended 8/31/07:
Shares sold	1,014,553	$37,732,824

Shares issued in connection with
reinvestment of distributions	144,443	5,197,068

	1,158,996	42,929,892

Shares repurchased	(4,108,550)	(154,603,139)

Net decrease	(2,949,554)	$(111,673,247)

Year ended 8/31/06:
Shares sold	1,312,175	$39,234,514

Shares issued in connection with
reinvestment of distributions	96,050	2,669,236

	1,408,225	41,903,750

Shares repurchased	(4,714,157)	(140,046,056)

Net decrease	(3,305,932)	$ (98,142,306)

CLASS C	Shares	Amount
Year ended 8/31/07:
Shares sold	1,116,008	$ 44,170,705

Shares issued in connection with
reinvestment of distributions	27,921	1,016,867

	1,143,929	45,187,572

Shares repurchased	(436,734)	(16,447,944)

Net increase	707,195	$ 28,739,628

Year ended 8/31/06:
Shares sold	341,640	$ 10,435,384

Shares issued in connection with
reinvestment of distributions	14,713	414,315

	356,353	10,849,699

Shares repurchased	(608,311)	(18,162,914)

Net decrease	(251,958)	$ (7,313,215)

CLASS M	Shares	Amount
Year ended 8/31/07:
Shares sold	106,462	$ 4,154,657

Shares issued in connection with
reinvestment of distributions	10,525	382,898

	116,987	4,537,555

Shares repurchased	(142,011)	(5,445,998)

Net decrease	(25,024)	$ (908,443)

Year ended 8/31/06:
Shares sold	133,027	$ 4,036,067

Shares issued in connection with
reinvestment of distributions	6,854	192,678

	139,881	4,228,745

Shares repurchased	(171,823)	(5,183,666)

Net decrease	(31,942)	$ (954,921)

CLASS R	Shares	Amount
Year ended 8/31/07:
Shares sold	192,298	$ 7,697,100

Shares issued in connection with
reinvestment of distributions	970	33,386

	193,268	7,730,486

Shares repurchased	(35,855)	(1,447,218)

Net increase	157,413	$ 6,283,268

Year ended 8/31/06:
Shares sold	33,640	$ 1,017,174

Shares issued in connection with
reinvestment of distributions	263	7,434

	33,903	1,024,608

Shares repurchased	(8,218)	(256,866)

Net increase	25,685	$ 767,742

CLASS Y	Shares	Amount
Year ended 8/31/07:
Shares sold	841,636	$ 33,043,784

Shares issued in connection with
reinvestment of distributions	53,800	1,980,382

	895,436	35,024,166

Shares repurchased	(876,939)	(33,551,704)

Net increase	18,497	$ 1,472,462

Year ended 8/31/06:
Shares sold	798,498	$ 24,640,328

Shares issued in connection with
reinvestment of distributions	34,189	971,300

	832,687	25,611,628

Shares repurchased	(595,859)	(17,790,476)

Net increase	236,828	$ 7,821,152

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2007, management fees paid were reduced by $32,902 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $1,959,337 for the year ended August 31, 2007. During the year ended August 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $485,831,041 and $479,812,444, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $33,270,173 as long-term capital gain, for its taxable year ended August 31, 2007.

For the period, interest and dividends from foreign countries were $50,987,865 or $0.995 for all classes of shares. Taxes paid to foreign countries were $4,481,957 or $0.09 for all classes of shares.

For its tax year ended August 31, 2007, the fund hereby designates 86.82%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gains rate.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended August 31, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended August 31, 2007.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., CLSA Limited, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

24,704,850	1,010,409	895,502

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004
and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002
Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007
Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds). Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Investment Sub-Manager	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Investments Ltd.	and Compliance Liaison	Vice President, Senior Associate Treasurer
57–59 St. James’s Street		and Assistant Clerk
London, England SW1A 1LD	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Marketing Services		Vice President, Assistant Clerk,
Putnam Retail Management	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Richard S. Robie, III
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN011 247470 10/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2007	$95,986	$225	$12,443	$638*
August 31, 2006	$73,207*	$438	$11,830	$ 1,205*

* Includes fees of $466 and $2,550 ($1,345 in Audit Fees and $1,205 in All Other Fees) billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2007 and August 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2007and August 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $128,522 and $283,144 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to the valuation of derivative securities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
August 31,
2007	$ -	$ 26,129	$ -	$ -
August 31
, 2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006— August 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Value Fund

8|31|07

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

10 CENTS
U.S.POSTAGE
3¢
4¢

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
New Value
Fund

8| 31| 07

Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other information for shareholders	20
Financial statements	21
Federal tax information	36
Brokerage commissions	36
Shareholder meeting results	37
About the Trustees	38
Officers	42

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder:

We are pleased to announce that Marsh & McLennan Companies, Inc. recently completed the sale of its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. With this sale, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. Please know that the change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams. Putnam will continue to operate as a separate company headquartered in Boston, and there will be no change in the funds’ fees or in the services the funds provide.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was recently named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to inform you that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended August 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam New Value Fund: targeting large-company stocks
that are significantly undervalued

Putnam New Value Fund targets large-company stocks whose prices are significantly below what management believes to be their true worth. Each of these companies is subjected to close investigation to determine why the market has bid down its stock price and what factors might propel the stock price back to fair value.

The fund’s management team begins by using quantitative analysis to find stocks that are attractively priced relative to their earnings, dividends, and future revenue. The team also looks for signals of positive change —corporate restructuring, the introduction of new products or services, an improving balance sheet, and positive momentum in earnings estimates. This kind of fundamental analysis helps the team identify promising companies before their true long-term worth is recognized by the market.

Putnam New Value Fund generally targets large companies with at least $1 billion in revenue and a 10-year business history. Those parameters help focus the fund’s managers on well-established companies that are less likely to fail. Among those companies, the team seeks out special or unique situations in which the companies’ stocks are trading at steep discounts relative to their longer-term prospects.

Typically, Putnam New Value Fund holds 65 to 75 stocks, making the impact of each stock on the fund’s performance significant. The fund’s leaner, more aggressive portfolio and value investment strategy have made for a potent combination since the fund’s inception.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Since its inception in

January 1995, Putnam New

Value Fund has sought to

achieve capital apprecia-

tion by investing in the

stocks of undervalued

companies poised for

positive change.

Growth of a $10,000 investment since fund inception, 1/3/95, through 9/30/07

$43,128
12.16%
annualized return at NAV
$40,000
$30,000
$20,000
$10,000
$10,000
1995
Dow Jones Industrial Average breaks 5000
1997
Hong Kong returns to Chinese rule
1998
Russia fights to avert financial collapse
2000
U.S. Supreme Court settles the 2000 U.S. presidential election
2001
Terrorists attack New York and Washington, DC
2003
Iraq War begins
2005
Low interest rates spark record home buying
HOUSE FOR SALE

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares as of 9/30/07	Before sales charges
Life of fund	12.16%
10 years	7.74
5 years	16.91
3 years	12.00
1 year	12.56

Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge; if they had included a sales charge, returns would have been lower. Returns for other classes of shares may vary. A 1% short-term trading fee may apply.

2

3

Performance and portfolio snapshots

Putnam New Value Fund

Average annual total return (%) comparison as of 8/31/07

The fund — class A shares before sales charge
Putnam New Value Fund

Fund's benchmark
Russell 3000 Value Index

Fund's Lipper peer group average
Multi-Cap Value Funds

11.97
13.32
11.71
8.10
9.14
8.06
13.24
14.69
13.36
11.37
14.47
13.14
11.44
12.31
12.83
Life of fund (1/3/95)
10 years
5 years
3 years
1 year

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“It is precisely when markets become volatile
and investors are emotional that calmer heads
have the greatest chance at finding
opportunities. We believe the turmoil in the
mortgage market that we have seen in recent
months provided just such an opportunity.”

David King, Portfolio Leader, Putnam New Value Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

4

Report from the fund managers

The year in review

We are pleased to report that your fund delivered a solid 11.44% total return for its 2007 fiscal year, which ended August 31, 2007, based on strong stock selection across a broad range of companies and industries. Your fund’s performance this year is in keeping with the results we have been fortunate to achieve over the past three- and five-year periods as well. In fact, the fund has experienced only two down years since its inception in 1995, and in one of those years the fund’s performance was essentially flat at –0.1% .

Although positive, this year’s performance was achieved in a period of heightened market volatility, particularly in the financial services industry. The much-publicized downturn in the subprime segment of the mortgage market had repercussions that were felt throughout the financial sector. The fund held and continues to hold several financial-related stocks. Despite the diversi-fication of your fund’s portfolio, which we balance against strategic portfolio concentration, its overall position in financials detracted from performance results relative to its more broadly diversified benchmark index. Similarly, we attribute the fund’s underperformance of its Lipper peer group average for the period to the portfolio’s stake in financials. You’ll find a more detailed presentation of the fund’s long-term performance results on page 9.

Market overview

The U.S. stock market posted strong gains during the 12 months ended August 31, 2007, bolstered by strong corporate profits, robust merger and acquisition activity, and a combination of solid economic growth and mild inflation. However, the period was marked by increased volatility as a result of investor concerns about the future pace of global economic growth and weakness in the subprime lending market.

In the United States, the Federal Reserve (the Fed) took steps to restore calm by lowering key interest rates, a move that encouraged U.S. banks to borrow directly from the Fed as needed to support home mortgage lending. Similarly, the European Central Bank sought to reassure investors by providing significant amounts of cash to money markets. By the close of the fund’s fiscal year on August 31, markets had begun to make something of a recovery from their early August swoon, while analysts and investors began looking to the Fed for additional supportive measures.

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 8/31/07. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 15.

5

Strategy overview

Our approach to investing in undervalued stocks remained unchanged during the fiscal year. For over 12 years, Putnam New Value Fund has targeted large-company stocks whose prices are believed to be significantly below their true worth. The fund generally invests in large companies with at least $1 billion in revenue and a 10-year business history. As a team of portfolio managers and analysts, we investigate why the market has bid down a stock’s price and what factors might cause the stock to appreciate. When we identify an undervalued opportunity, we often hold it in the portfolio for several years, until such time that its rising stock price makes the company less attractive. And we typically hold a relatively small number of stocks in the portfolio, allowing each holding to have a more pronounced impact on performance.

Despite the strategic portfolio concentration, we take steps to diversify the fund’s holdings to include a broad set of opportunities while spreading the risk of having too much exposure to any one sector. This attention to diversi-fication paid dividends during the period, because while the mortgage crisis had a pronounced effect, it was limited to a segment of the portfolio.

Your fund’s holdings

The top three detractors during the period were all related to the mortgage credit crisis in one way or another: MGIC Investment Corporation, Countrywide Financial, and Bear Stearns. In all three cases, we have added to our shares in the conviction that these stocks will recover once investors begin to discern the weak from the strong.

MGIC Investment Corporation is the holding company for Mortgage Guaranty Insurance Corporation (MGIC), which provides private mortgage insurance in the United States. Private mortgage insurance covers residential first mortgage loans and expands home ownership opportunities by enabling people to purchase homes with less than 20% down payments. MGIC lost roughly half its stock market value in the last two months of the period as investors sought to distance themselves from the mortgage market. The company also called off its planned merger with fellow mortgage insurer Radian, citing market difficulties. Despite these setbacks, MGIC’s dominant position in the industry remains unshaken.

The second high-profile detractor was Countrywide Financial, the nation’s largest mortgage lender. Countrywide’s stock declined sharply in July after the firm missed Wall Street’s earnings estimates and predicted at least 18 more months of problems in the mortgage business. Countrywide cited losses in its home-equity lines of credit

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

6

business, stoking fears that lending woes are spreading from the subprime to the prime mortgage market. Countrywide has since received a substantial direct investment from Bank of America, and the company still is seeing a healthy amount of new loans this year, which we take as testimony to the fact that people still need to buy and sell houses. As weaker lenders succumb to financial pressures and the industry consolidates, we believe Countrywide will be in a strong position to gain market share.

The third financial-related detractor was Bear Stearns, which experienced steep losses in two of its in-house hedge funds that invested in the subprime mortgage market. Bear Stearns’ management secured financing for the portfolios, and Moody’s Investors Service in turn affirmed its A1 rating of The Bear Stearns Companies. In doing so, Moody’s commented that Bear Stearns’ ratings reflect the firm’s disciplined, focused approach to managing risk, expenses, and growing businesses. We believe the stock was oversold, and others seem to have come to the same conclusion. In September, a private investor from England bought roughly 7% of the company’s outstanding shares.

On the positive performance side, a wide variety of companies contributed to the fund’s results during the year. One of the bright spots was Freeport McMoRan, a mining and metals producer with significant holdings in Asia. With China’s surging economy driving the demand for copper, Freeport has been a beneficiary, and the company’s Asian footprint has no doubt helped. We had increased our stake in the company during a time when there was speculation that its intended merger with fellow mining company Phelps Dodge would not be approved. It was, however, and the stock gained.

Another strong performer was Hewlett-Packard, a technology company with diverse product lines. From its days as a maker of printers and office equipment, Hewlett has reinvented itself by investing in new businesses. Whereas many investors failed to recognize the firm’s strategy for growth, causing the stock to languish, we saw an opportunity for value. The company has since become more competitive by streamlining costs and improving the efficiency of its operations.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 8/31/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Exxon Mobil Corp.	4.1%	Oil and gas

Citigroup, Inc.	3.4%	Financial

Bank of America Corp.	3.2%	Banking

Chubb Corp. (The)	3.1%	Insurance

Pfizer, Inc.	2.8%	Pharmaceuticals

JPMorgan Chase & Co.	2.8%	Financial

Berkshire Hathaway, Inc. Class B	2.5%	Insurance

Verizon Communications, Inc.	2.5%	Regional Bells

Altria Group, Inc.	2.3%	Tobacco

ConocoPhillips	2.1%	Oil and gas

7

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Value investing requires independent thinking and making decisions that run counter to the prevailing wisdom. It is precisely when markets become volatile and investors are emotional that calmer heads have the greatest chance at finding opportunities. We believe the turmoil in the mortgage market that we have seen in recent months provided just such an opportunity.

Although a near-term recession cannot be ruled out, the more likely scenario, we believe, is one in which the Fed provides fiscal stimulus and the political response is more than adequate to prevent a national wave of foreclosures. No one has an interest in the loss of the American dream. Yet many of the companies operating in the financial services industry are trading at valuations that suggest their future prospects for growth face major obstacles.

Beyond the financials, we will continue to explore a diverse set of investment opportunities with the goal of finding a broad range of attractive investments while spreading the risk of being overly concentrated in any one industry.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund may invest a potion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

8

Your fund’s performance

This section shows your fund’s performance for periods ended August 31, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.97%	11.49%	11.12%	11.12%	11.12%	11.12%	11.41%	11.12%	11.70%	12.11%

10 years	117.98	106.54	101.94	101.94	102.05	102.05	107.30	100.55	112.69	121.45
Annual average	8.10	7.52	7.28	7.28	7.29	7.29	7.56	7.21	7.84	8.27

5 years	86.19	76.38	79.37	77.37	79.36	79.36	81.59	75.66	83.92	88.58
Annual average	13.24	12.02	12.40	12.14	12.39	12.39	12.67	11.93	12.96	13.53

3 years	38.14	30.87	35.05	32.05	35.11	35.11	36.05	31.64	37.15	39.15
Annual average	11.37	9.38	10.53	9.71	10.55	10.55	10.81	9.60	11.10	11.64

1 year	11.44	5.57	10.56	5.56	10.63	9.63	10.87	7.28	11.16	11.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.25% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 8/31/97 to 8/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,194 and $20,205, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $20,055 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $21,269 and $22,145, respectively.

9

Comparative index returns For periods ended 8/31/07

		Lipper Multi-Cap
	Russell 3000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	13.32%	11.71%

10 years	139.78	119.31
Annual average	9.14	8.06

5 years	98.46	87.79
Annual average	14.69	13.36

3 years	50.01	45.01
Annual average	14.47	13.14

1 year	12.31	12.83

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/07, there were 429, 328, 246, 92, and 56 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.190		$0.020	$0.054	$0.091		$0.173	$0.237

Capital gains

Long-term	1.012		1.012	1.012	1.012		1.012	1.012

Short-term	0.372		0.372	0.372	0.372		0.372	0.372

Total	$1.574		$1.404	$1.438	$1.475		$1.557	$1.621

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/06	$18.88	$19.93	$18.54	$18.47	$18.79	$19.42	$18.73	$18.92

8/31/07	19.43	20.51	19.07	18.97	19.33	19.98	19.23	19.47

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.16%	11.68%	11.31%	11.31%	11.31%	11.31%	11.60%	11.31%	11.88%	12.30%

10 years	110.74	99.73	95.28	95.28	95.45	95.45	100.54	94.03	105.65	114.19
Annual average	7.74	7.16	6.92	6.92	6.93	6.93	7.21	6.85	7.48	7.91

5 years	118.39	106.84	110.35	108.35	110.39	110.39	113.12	106.15	115.79	121.27
Annual average	16.91	15.65	16.03	15.81	16.04	16.04	16.34	15.57	16.63	17.22

3 years	40.50	33.12	37.43	34.43	37.43	37.43	38.40	33.89	39.47	41.59
Annual average	12.00	10.01	11.18	10.37	11.18	11.18	11.44	10.22	11.73	12.29

1 year	12.56	6.64	11.70	6.70	11.77	10.77	11.99	8.38	12.29	12.86

Fund’s annual operating expenses For the fiscal year ended 8/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

10

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from March 1, 2007, to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.88	$ 9.67	$ 9.67	$ 8.41	$ 7.15	$ 4.62

Ending value (after expenses)	$1,012.00	$1,007.90	$1,008.50	$1,009.40	$1,011.00	$1,013.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2007, use the calculation method below. To find the value of your investment on March 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.90	$ 9.70	$ 9.70	$ 8.44	$ 7.17	$ 4.63

Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,016.84	$1,018.10	$1,020.62

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

11

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Average annualized expense ratio for Lipper peer group†	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 6/30/07.

12

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam New Value Fund	54%	56%	52%	54%	57%

Lipper Multi-Cap Value Funds category average	70%	70%	60%	59%	66%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 8/31/07.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

13

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of August 31, 2007, and August 31, 2006.

Trustee and Putnam employee fund ownership

As of August 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 786,000	$ 92,000,000

Putnam employees	$14,475,000	$751,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended August 31, 2007.

14

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

15

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 28th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense

16

information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with

17

senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

61st	64th	42nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 425, 333, and 249 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

*The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Value Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 62%, 47%, and 49%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 263rd out of 425, 113th out of 244, and 44th out of 89 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

18

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

19

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

20

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds
and Shareholders of Putnam New Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the “fund”) at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2007

22

The fund’s portfolio 8/31/07

COMMON STOCKS (99.7%)*

	Shares	Value

Aerospace and Defense (2.1%)
Boeing Co. (The)	195,500	$18,904,850
Lockheed Martin Corp.	219,000	21,711,660
		40,616,510

Airlines (0.8%)
AMR Corp. † (S)	613,200	15,029,532

Banking (5.7%)
Bank of America Corp.	1,220,400	61,849,872
Commerce Bancorp, Inc.	284,200	10,438,666
PNC Financial Services Group	529,300	37,246,841
		109,535,379

Beverage (2.6%)
Molson Coors Brewing Co. Class B	233,800	20,915,748
Pepsi Bottling Group, Inc. (The)	820,400	28,377,636
		49,293,384

Building Materials (0.6%)
Masco Corp.	460,300	11,977,006

Chemicals (2.5%)
Huntsman Corp.	388,500	10,081,575
Rohm & Haas Co.	684,145	38,681,558
		48,763,133

Computers (2.1%)
Dell, Inc. †	370,800	10,475,100
Hewlett-Packard Co.	605,200	29,866,620
		40,341,720

Conglomerates (3.8%)
Honeywell International, Inc.	509,800	28,625,270
Textron, Inc.	510,138	29,761,451
Tyco International, Ltd.	317,200	14,007,552
		72,394,273

Consumer Finance (3.3%)
Capital One Financial Corp.	556,800	36,002,688
Countrywide Financial Corp.	1,363,200	27,059,520
		63,062,208

Consumer Goods (1.0%)
Clorox Co. (S)	324,900	19,429,020

Consumer Services (0.8%)
Service Corporation International	1,198,700	14,648,114

Containers (0.8%)
Crown Holdings, Inc. †	620,100	14,894,802

Electric Utilities (5.8%)
Edison International	665,500	35,078,505
FirstEnergy Corp.	316,900	19,470,336
PG&E Corp.	894,300	39,796,350
Sierra Pacific Resources	1,133,600	17,366,752
		111,711,943

COMMON STOCKS (99.7%)* continued

	Shares	Value
Electronics (2.1%)
Intel Corp.	814,100	$20,963,075
Tyco Electronics, Ltd. †	553,200	19,290,084
		40,253,159

Energy (0.7%)
Global Industries, Ltd. †	563,500	13,625,430

Financial (9.5%)
AMBAC Financial Group, Inc.	234,800	14,750,136
Citigroup, Inc.	1,374,900	64,455,312
JPMorgan Chase & Co.	1,210,300	53,882,556
MGIC Investment Corp.	805,000	24,278,800
PMI Group, Inc. (The)	640,000	20,275,200
Radian Group, Inc.	331,300	5,844,132
		183,486,136

Food (1.0%)
Kraft Foods, Inc. Class A	591,719	18,970,511

Health Care Services (1.8%)
Aetna, Inc.	307,300	15,644,643
McKesson Corp.	334,600	19,142,466
		34,787,109

Homebuilding (0.9%)
Lennar Corp.	614,100	17,360,607

Household Furniture and Appliances (1.0%)
Whirlpool Corp.	194,300	18,732,463

Insurance (9.0%)
ACE, Ltd. (Bermuda)	529,000	30,555,040
Berkshire Hathaway, Inc. Class B †	12,577	48,924,530
Chubb Corp. (The)	1,151,192	58,860,447
Genworth Financial, Inc. Class A	1,167,100	33,822,558
		172,162,575

Investment Banking/Brokerage (2.8%)
Bear Stearns Cos., Inc. (The)	326,400	35,466,624
Merrill Lynch & Co., Inc.	255,300	18,815,610
		54,282,234

Lodging/Tourism (1.0%)
Carnival Corp. (S)	405,600	18,491,304

Machinery (1.0%)
Parker-Hannifin Corp.	180,000	19,344,600

Medical Technology (1.6%)
Boston Scientific Corp. †	1,020,800	13,096,864
Covidien, Ltd. (Bermuda) †	448,800	17,875,704
		30,972,568

Metals (2.4%)
Freeport-McMoRan Copper &
Gold, Inc. Class B (S)	279,900	24,468,858
Nucor Corp.	408,200	21,593,780
		46,062,638

23

COMMON STOCKS (99.7%)* continued

	Shares	Value

Oil & Gas (11.7%)
BP PLC ADR (United Kingdom)	219,400	$14,778,784
ConocoPhillips	492,800	40,355,392
Exxon Mobil Corp.	929,700	79,703,181
Marathon Oil Corp.	658,300	35,475,787
Occidental Petroleum Corp.	619,100	35,096,779
Valero Energy Corp. (S)	288,200	19,744,582
		225,154,505

Pharmaceuticals (3.6%)
Pfizer, Inc.	2,190,200	54,404,568
Watson Pharmaceuticals, Inc. †	487,300	14,531,286
		68,935,854

Photography/Imaging (0.5%)
Xerox Corp. †	566,300	9,700,719

Publishing (2.0%)
Idearc, Inc.	549,765	18,763,479
R. R. Donnelley & Sons Co.	545,900	19,554,138
		38,317,617

Railroads (1.1%)
Norfolk Southern Corp.	397,200	20,340,612

Regional Bells (2.5%)
Verizon Communications, Inc. (S)	1,153,700	48,316,956

Retail (4.5%)
Big Lots, Inc. † (S)	766,408	22,815,966
Home Depot, Inc. (The)	1,016,100	38,926,792
OfficeMax, Inc.	450,100	15,987,552
Supervalu, Inc.	226,300	9,538,545
		87,268,855

Schools (0.5%)
Career Education Corp. †	304,400	9,040,680

COMMON STOCKS (99.7%)* continued

	Shares	Value

Software (0.5%)
Oracle Corp. †	472,700	$9,586,356

Telecommunications (1.9%)
Embarq Corp.	167,500	10,455,350
Sprint Nextel Corp.	1,424,300	26,947,756
		37,403,106

Tobacco (2.3%)
Altria Group, Inc.	650,100	45,123,441

Toys (0.9%)
Mattel, Inc.	827,100	17,890,173

Waste Management (1.0%)
Waste Management, Inc.	507,300	19,109,991

Total common stocks (cost $1,624,001,529)		$1,916,417,223

SHORT-TERM INVESTMENTS (2.9%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 4.00%
to 5.88% and due dates ranging
from September 4, 2007 to
October 16, 2007 (d)	$46,080,629	$45,974,000
Putnam Prime Money Market Fund (e)	10,411,206	10,411,206

Total short-term investments (cost $56,385,206)		$56,385,206

TOTAL INVESTMENTS

Total investments (cost $1,680,386,735)		$1,972,802,429

* Percentages indicated are based on net assets of $1,922,242,823.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at August 31, 2007.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

24

Statement of assets and liabilities 8/31/07

ASSETS

Investment in securities, at value, including $44,658,405 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,669,975,529)	$1,962,391,223
Affiliated issuers (identified cost $10,411,206) (Note 5)	10,411,206

Dividends, interest and other receivables	4,178,342

Receivable for shares of the fund sold	665,645

Receivable for securities sold	4,977,408

Receivable for custodian fees (Note 2)	17,721

Total assets	1,982,641,545

LIABILITIES

Payable for shares of the fund repurchased	9,540,152

Payable for compensation of Manager (Notes 2 and 5)	3,028,559

Payable for investor servicing (Note 2)	468,002

Payable for Trustee compensation and expenses (Note 2)	190,782

Payable for administrative services (Note 2)	7,499

Payable for distribution fees (Note 2)	965,424

Collateral on securities loaned, at value (Note 1)	45,974,000

Other accrued expenses	224,304

Total liabilities	60,398,722

Net assets	$1,922,242,823

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,431,694,079

Undistributed net investment income (Note 1)	9,706,271

Accumulated net realized gain on investments (Note 1)	188,426,779

Net unrealized appreciation of investments	292,415,694

Total — Representing net assets applicable to capital shares outstanding	$1,922,242,823

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($1,364,453,742 divided by 70,228,262 shares)	$19.43

Offering price per class A share (100/94.75 of $19.43)*	$20.51

Net asset value and offering price per class B share ($328,108,315 divided by 17,203,114 shares)**	$19.07

Net asset value and offering price per class C share ($66,375,374 divided by 3,499,201 shares)**	$18.97

Net asset value and redemption price per class M share ($31,482,788 divided by 1,628,703 shares)	$19.33

Offering price per class M share (100/96.75 of $19.33)*	$19.98

Net asset value, offering price and redemption price per class R share ($2,380,682 divided by 123,808 shares)	$19.23

Net asset value, offering price and redemption price per class Y share ($129,441,922 divided by 6,647,042 shares)	$19.47

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

25

Statement of operations Year ended 8/31/07

INVESTMENT INCOME

Dividends	$ 41,363,969

Interest (including interest income of $519,148 from investments in affiliated issuers) (Note 5)	574,225

Securities lending	73,810

Total investment income	42,012,004

EXPENSES

Compensation of Manager (Note 2)	12,036,695

Investor servicing fees (Note 2)	5,534,456

Custodian fees (Note 2)	112,913

Trustee compensation and expenses (Note 2)	84,672

Administrative services (Note 2)	46,196

Distribution fees — Class A (Note 2)	3,553,677

Distribution fees — Class B (Note 2)	3,984,559

Distribution fees — Class C (Note 2)	707,782

Distribution fees — Class M (Note 2)	254,623

Distribution fees — Class R (Note 2)	11,620

Other	524,973

Non-recurring costs (Notes 2 and 6)	1,222

Costs assumed by Manager (Notes 2 and 6)	(1,222)

Fees waived and reimbursed by Manager (Note 5)	(8,849)

Total expenses	26,843,317

Expense reduction (Note 2)	(299,838)

Net expenses	26,543,479

Net investment income	15,468,525

Net realized gain on investments (Notes 1 and 3)	236,325,907

Net unrealized depreciation of investments during the year	(32,771,329)

Net gain on investments	203,554,578

Net increase in net assets resulting from operations	$219,023,103

The accompanying notes are an integral part of these financial statements.

26

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	8/31/07	8/31/06

Operations:
Net investment income	$ 15,468,525	$ 16,888,194

Net realized gain on investments	236,325,907	130,458,085

Net unrealized appreciation (depreciation) of investments	(32,771,329)	1,668,368

Net increase in net assets resulting from operations	219,023,103	149,014,647

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(12,985,658)	(12,627,408)

Class B	(424,096)	(1,189,532)

Class C	(191,579)	(264,019)

Class M	(152,553)	(163,384)

Class R	(18,816)	(9,734)

Class Y	(1,443,687)	(1,677,607)

Net realized short-term gain on investments

Class A	(25,424,551)	(5,862,725)

Class B	(7,888,193)	(2,517,382)

Class C	(1,319,767)	(292,997)

Class M	(623,623)	(161,609)

Class R	(40,461)	(4,687)

Class Y	(2,266,041)	(644,144)

From net realized long-term gain on investments

Class A	(69,165,715)	(46,772,951)

Class B	(21,459,277)	(20,083,731)

Class C	(3,590,335)	(2,337,534)

Class M	(1,696,523)	(1,289,317)

Class R	(110,071)	(37,389)

Class Y	(6,164,605)	(5,138,998)

Redemption fees (Note 1)	3,208	4,785

Decrease from capital share transactions (Note 4)	(92,012,010)	(15,124,740)

Total increase (decrease) in net assets	(27,951,250)	32,819,544

NET ASSETS

Beginning of year	1,950,194,073	1,917,374,529

End of year (including undistributed net investment income of $9,706,271 and $10,021,193, respectively)	$1,922,242,823	$1,950,194,073

The accompanying notes are an integral part of these financial statements.

27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
August 31, 2007	$18.88	.18(d)	1.94	2.12	(.19)	(1.38)	(1.57)	—(e)	$19.43	11.44	$1,364,454	1.14(d)	.92(d)	54.46
August 31, 2006	18.43	.20(d,g)	1.27	1.47	(.20)	(.82)	(1.02)	—(e)	18.88	8.20	1,309,486	1.13(d,g)	1.07(d,g)	56.00
August 31, 2005	16.21	.17(d,f )	2.18	2.35	(.13)	—	(.13)	—(e)	18.43	14.56(f )	1,165,377	1.13(d)	.94(d,f )	51.72
August 31, 2004	13.88	.11(d)	2.36	2.47	(.14)	—	(.14)	—(e)	16.21	17.92	731,954	1.19(d)	.75(d)	54.46
August 31, 2003	12.22	.13	1.61	1.74	(.08)	—	(.08)	—	13.88	14.30	688,610	1.18	1.05	57.16

CLASS B
August 31, 2007	$18.54	.03(d)	1.90	1.93	(.02)	(1.38)	(1.40)	—(e)	$19.07	10.56	$328,108	1.89(d)	.17(d)	54.46
August 31, 2006	18.10	.06(d,g)	1.24	1.30	(.04)	(.82)	(.86)	—(e)	18.54	7.38	426,865	1.88(d,g)	.31(d,g)	56.00
August 31, 2005	15.93	.03(d,f )	2.16	2.19	(.02)	—	(.02)	—(e)	18.10	13.75(f )	530,586	1.88(d)	.19(d,f )	51.72
August 31, 2004	13.66	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.93	16.97	490,299	1.94(d)	(.01)(d)	54.46
August 31, 2003	12.03	.04	1.59	1.63	—	—	—	—	13.66	13.55	424,745	1.93	.32	57.16

CLASS C
August 31, 2007	$18.47	.03(d)	1.90	1.93	(.05)	(1.38)	(1.43)	—(e)	$18.97	10.63	$66,375	1.89(d)	.17(d)	54.46
August 31, 2006	18.08	.06(d,g)	1.23	1.29	(.08)	(.82)	(.90)	—(e)	18.47	7.34	65,906	1.88(d,g)	.32(d,g)	56.00
August 31, 2005	15.91	.03(d,f )	2.16	2.19	(.02)	—	(.02)	—(e)	18.08	13.79(f )	55,887	1.88(d)	.19(d,f )	51.72
August 31, 2004	13.64	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.91	16.98	34,594	1.94(d)	—(d,h)	54.46
August 31, 2003	12.02	.04	1.58	1.62	—	—	—	—	13.64	13.48	31,770	1.93	.31	57.16

CLASS M
August 31, 2007	$18.79	.08(d)	1.93	2.01	(.09)	(1.38)	(1.47)	—(e)	$19.33	10.87	$31,483	1.64(d)	.42(d)	54.46
August 31, 2006	18.34	.10(d,g)	1.26	1.36	(.09)	(.82)	(.91)	—(e)	18.79	7.63	32,174	1.63(d,g)	.57(d,g)	56.00
August 31, 2005	16.13	.08(d,f )	2.18	2.26	(.05)	—	(.05)	—(e)	18.34	14.01(f )	35,182	1.63(d)	.44(d,f )	51.72
August 31, 2004	13.81	.04(d)	2.35	2.39	(.07)	—	(.07)	—(e)	16.13	17.33	29,774	1.69(d)	.25(d)	54.46
August 31, 2003	12.14	.07	1.60	1.67	—	—	—	—	13.81	13.76	32,334	1.68	.56	57.16

CLASS R
August 31, 2007	$18.73	.13(d)	1.92	2.05	(.17)	(1.38)	(1.55)	—(e)	$19.23	11.16	$2,381	1.39(d)	.67(d)	54.46
August 31, 2006	18.33	.16(d,g)	1.25	1.41	(.19)	(.82)	(1.01)	—(e)	18.73	7.92	1,574	1.38(d,g)	.86(d,g)	56.00
August 31, 2005	16.18	.12(d,f )	2.19	2.31	(.16)	—	(.16)	—(e)	18.33	14.33(f )	711	1.38(d)	.65(d,f )	51.72
August 31, 2004†	14.82	.06(d)	1.44	1.50	(.14)	—	(.14)	—(e)	16.18	10.24*	3	1.08*(d)	.37*(d)	54.46

CLASS Y
August 31, 2007	$18.92	.23(d)	1.94	2.17	(.24)	(1.38)	(1.62)	—(e)	$19.47	11.69	$129,442	.89(d)	1.17(d)	54.46
August 31, 2006	18.46	.25(d,g)	1.27	1.52	(.24)	(.82)	(1.06)	—(e)	18.92	8.48	114,189	.88(d,g)	1.33(d,g)	56.00
August 31, 2005	16.23	.21(d,f )	2.19	2.40	(.17)	—	(.17)	—(e)	18.46	14.85(f )	129,631	.88(d)	1.19(d,f )	51.72
August 31, 2004	13.90	.16(d)	2.35	2.51	(.18)	—	(.18)	—(e)	16.23	18.19	97,378	.94(d)	.99(d)	54.46
August 31, 2003	12.23	.15	1.63	1.78	(.11)	—	(.11)	—	13.90	14.67	72,965.93		1.27	57.16

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	29

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to August 31, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

August 31, 2007	<0.01%

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.03%

Class B	0.01	0.03

Class C	0.01	0.03

Class M	0.01	0.03

Class R	0.01	0.05

Class Y	0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006.

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

30

Notes to financial statements 8/31/07

Note 1: Significant accounting policies

Putnam New Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities

31

received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2007, the value of securities loaned amounted to $44,658,405. The fund received cash collateral of $45,974,000 which is pooled with collateral of other Putnam funds into 42 issues of short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2007, the fund reclassified $567,058 to decrease undistributed net investment income with an increase to accumulated net realized gain of $567,058.

The tax basis components of distributable earnings and the federal tax cost as of August 31, 2007 were as follows:

Unrealized appreciation	$ 391,929,314
Unrealized depreciation	(110,110,821)
———————————————
Net unrealized appreciation	281,818,493
Undistributed ordinary income	9,706,271
Undistributed short-term gain	57,059,306
Undistributed long-term gain	141,964,674
Cost for federal income tax purposes	$1,690,983,936

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

For the year ended August 31, 2007, Putnam Management has assumed $1,222 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2007, the fund incurred $5,623,303 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2007, the fund’s expenses were reduced by $299,838 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $658, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars

32

and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $119,143 and $974 from the sale of class A and class M shares, respectively, and received $243,284 and $3,978 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2007, Putnam Retail Management, acting as underwriter, received $1,756 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,106,198,882 and $1,332,831,788, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 8/31/07:
Shares sold	12,720,087	$ 252,962,385

Shares issued in connection with
reinvestment of distributions	5,385,790	102,276,138

	18,105,877	355,238,523

Shares repurchased	(17,241,162)	(340,811,396)

Net increase	864,715	$ 14,427,127

Year ended 8/31/06:
Shares sold	19,532,435	$ 359,920,724

Shares issued in connection with
reinvestment of distributions	3,437,437	61,977,000

	22,969,872	421,897,724

Shares repurchased	(16,823,344)	(310,332,764)

Net increase	6,146,528	$ 111,564,960

CLASS B	Shares	Amount

Year ended 8/31/07:
Shares sold	1,630,849	$ 31,707,360

Shares issued in connection with
reinvestment of distributions	1,473,881	27,635,275

	3,104,730	59,342,635

Shares repurchased	(8,931,616)	(174,933,952)

Net decrease	(5,826,886)	$(115,591,317)

Year ended 8/31/06:
Shares sold	3,806,966	$ 69,024,067

Shares issued in connection with
reinvestment of distributions	1,229,123	21,878,392

	5,036,089	90,902,459

Shares repurchased	(11,324,664)	(205,351,238)

Net decrease	(6,288,575)	$(114,448,779)

CLASS C	Shares	Amount

Year ended 8/31/07:
Shares sold	556,595	$ 10,783,289

Shares issued in connection with
reinvestment of distributions	223,535	4,168,931

	780,130	14,952,220

Shares repurchased	(848,851)	(16,403,168)

Net decrease	(68,721)	$ (1,450,948)

Year ended 8/31/06:
Shares sold	1,130,973	$ 20,419,770

Shares issued in connection with
reinvestment of distributions	137,847	2,445,388

	1,268,820	22,865,158

Shares repurchased	(792,483)	(14,350,473)

Net increase	476,337	$ 8,514,685

33

CLASS M	Shares	Amount

Year ended 8/31/07:
Shares sold	137,451	$ 2,719,014

Shares issued in connection with
reinvestment of distributions	127,601	2,420,600

	265,052	5,139,614

Shares repurchased	(348,880)	(6,909,723)

Net decrease	(83,828)	$(1,770,109)

Year ended 8/31/06:
Shares sold	208,204	$ 3,831,518

Shares issued in connection with
reinvestment of distributions	86,926	1,565,531

	295,130	5,397,049

Shares repurchased	(501,226)	(9,174,726)

Net decrease	(206,096)	$(3,777,677)

CLASS R	Shares	Amount

Year ended 8/31/07:
Shares sold	80,595	$ 1,584,941

Shares issued in connection with
reinvestment of distributions	8,993	169,348

	89,588	1,754,289

Shares repurchased	(49,841)	(1,010,341)

Net increase	39,747	$ 743,948

Year ended 8/31/06:
Shares sold	80,257	$ 1,471,214

Shares issued in connection with
reinvestment of distributions	2,891	51,810

	83,148	1,523,024

Shares repurchased	(37,894)	(697,543)

Net increase	45,254	$ 825,481

CLASS Y	Shares	Amount

Year ended 8/31/07:
Shares sold	1,161,411	$ 23,056,831

Shares issued in connection with
reinvestment of distributions	519,704	9,874,333

	1,681,115	32,931,164

Shares repurchased	(1,070,376)	(21,301,875)

Net increase	610,739	$ 11,629,289

Year ended 8/31/06:
Shares sold	1,301,941	$ 24,027,374

Shares issued in connection with
reinvestment of distributions	336,491	6,066,933

	1,638,432	30,094,307

Shares repurchased	(2,622,619)	(47,897,717)

Net decrease	(984,187)	$(17,803,410)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2007, management fees paid were reduced by $8,849 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $519,148 for the year ended August 31, 2007. During the year ended August 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $358,936,416 and $357,181,083, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

34

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

35

Federal tax information and brokerage
commissions (unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $172,232,262 as long-term capital gain, for its taxable year ended August 31, 2007.

The fund designated 49.55% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2007, the fund hereby designates 52.41%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended August 31, 2007. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Goldman Sachs, Morgan Stanley Dean Witter, UBS Warburg, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 49% of the total brokerage commissions paid for the year ended August 31, 2007.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Citigroup Global Markets, Deutsche Bank Securities, Jones Associates, JPMorgan Clearing, Lehman Brothers, Pipeline, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

36

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

58,970,266	2,083,965	2,284,530

All tabulations are rounded to the nearest whole number.

37

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

38

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

39

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

40

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2007, there were 104 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is or may be deemed to be an "interested person" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

41

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management, and Putnam Retail Management. Prior to 2004, member of Bell Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel, Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

42

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

43

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and BSA Compliance Officer
Management, LLC	President
One Post Office Square		Judith Cohen
Boston, MA 02109	Charles E. Porter	Vice President, Clerk and Assistant Treasurer
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Wanda M. McManus
Putnam Retail Management	and Compliance Liaison	Vice President, Senior Associate Treasurer
One Post Office Square		and Assistant Clerk
Boston, MA 02109	Jonathan S. Horwitz
	Senior Vice President and Treasurer	Nancy E. Florek
Vice President, Assistant Clerk,
Custodian	Steven D. Krichmar	Assistant Treasurer and Proxy Manager
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
PricewaterhouseCoopers LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.	Richard S. Robie, III
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	Francis J. McNamara, III
Robert E. Patterson	Vice President and Chief Legal Officer
George Putnam, III
W. Thomas Stephens	Robert R. Leveille
Richard B. Worley	Vice President and Chief Compliance Officer

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN025 247469 10/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2007	$80,741	$271	$3,366	$695*
August 31, 2006	$60,362*	$532	$3,275	$ 1,526*

* Includes fees of $512 and $3,258 ($1,732 in Audit Fees and $1,526 in All Other Fees) billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2007 and August 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2007and August 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $119,547 and $275,004 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to the valuation of derivative securities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
August 31,
2007	$ -	$ 26,129	$ -	$ -
August 31
, 2006	$ -	$ 153,160	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2007